Provisions	6 Months Ended
Jun. 30, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

8	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	£m	£m	£m	£m	£m
Provisions (excluding contractual commitments)
At 1 Jan 2023	126	77	13	103	319
Additions	9	37	1	26	73
Amounts utilised	(25)	(49)	(2)	(13)	(89)
Unused amounts reversed	(13)	(10)	(2)	(12)	(37)
Exchange and other movements	(6)	(2)	—	3	(5)
At 30 Jun 2023	91	53	10	107	261
Contractual commitments[1]
At 1 Jan 2023					105
Net change in expected credit loss provisions					(32)
At 30 Jun 2023					73
Total provisions
At 31 Dec 2022					424
At 30 Jun 2023					334
1    The contractual commitments provision includes off-balance sheet loan commitments and guarantees, for which expected credit losses are provided under IFRS 9. Further analysis of the movement in the expected credit loss is disclosed within the 'Reconciliation of changes in gross carrying/nominal amount and allowances for loans and advances to banks and customers including loan commitments and financial guarantees' table on page 27.
Legal proceedings and regulatory matters
Further details of legal proceedings and regulatory matters are set out in Note 10: ‘Legal proceedings and regulatory matters’. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim), or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. Regulatory matters refer to investigations, reviews and other actions carried out by, or in response to the actions of, regulatory or law enforcement agencies in connection with alleged wrongdoing.